Exhibit 10.205


                                EIGHTH AMENDMENT
                                     TO THE
                                   SCHWABPLAN
                     RETIREMENT SAVINGS AND INVESTMENT PLAN


     1. Effective as of January 1, 1999, and ending April 30, 1999, section 11.6 of the SchwabPlan Retirement Savings and Investment Plan is amended to read as follows:

     11.6 Redirection of Investment of ESOP Account. Upon both attaining age 50 and completing five Years of Service, a Participant shall be permitted to direct the Plan to transfer all or any portion of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account. In addition, effective as of January 1, 1999, upon both attaining the age and completing the number of Years of Service indicated in the table below, a Participant shall be permitted to direct the Plan to transfer up to fifty percent (50%) of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account.

                     Age                            Years of Service

                     40                                    10
                     46                                     9
                     47                                     8
                     48                                     7
                     49                                     6

     Any directions pursuant to this Section shall be made pursuant to rules prescribed by the Committee, and shall be effective as soon as administratively feasible, but not later than 30 days from the date on which such direction is given. In the event that the Participant's Account does not provide at least three investment options to the Participant other than investment in Shares, the Committee shall provide diversification options to any Participant required to be given such diversification options under Section 401(a)(28)(B) of the Code in a manner consistent with the Code. Notwithstanding the foregoing, the ability to make transfers may be restricted by the Committee to the extent necessary to comply with any applicable federal securities laws (including Rule 144); provided, however, that in no event shall a Participant be prevented from transferring any amount necessary in order to meet the diversification requirements set forth in Section 401(a)(28)(B) of the Code.

     2. Effective as of May 1, 1999, section 11.6 is amended to read as follows:

     11.6 Redirection of Investment of ESOP Account.

     (a) Upon both attaining age 50 and completing five Years of Service, a Participant shall be permitted to direct the Plan to transfer all or any portion of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account.

     (b) In addition, effective as of May 1, 1999, upon completing the number of Years of Service indicated in the table below, a Participant shall be permitted to direct the Plan to transfer the percentage indicated below of the Vested Interest in the Participant's ESOP Account to the Participant's Cash Contribution Account.

                Years of Service                     Percentage

                       5                                  50
                      10                                  75
                      15                                 100

     (c) Any directions pursuant to this Section 11.6 shall be made pursuant to rules prescribed by the Committee, and shall be effective as soon as administratively feasible, but not later than 30 days from the date on which such direction is given. Any directions given pursuant to subsection (b) hereof may be given not more than once per Plan Year. For purposes of this Section 11.6, the number of the Participant's Years of Service shall be determined without regard to Hours of Service, and shall be based on periods of continuous service from the date the Participant commenced employment with the Company.

     (d) In the event that the Participant's Account does not provide at least three investment options to the Participant other than investment in Shares, the Committee shall provide diversification options to any Participant required to be given such diversification options under Section 401(a)(28)(B) of the Code in a manner consistent with the Code. Notwithstanding the foregoing, the ability to make transfers may be restricted by the Committee to the extent necessary to comply with any applicable federal securities laws (including Rule 144); provided, however, that in no event shall a Participant be prevented from transferring any amount necessary in order to meet the diversification requirements set forth in Section 401(a)(28)(B) of the Code.

     3. Effective as of January 1, 1999, section 9.1 is amended to read as follows:

     9.1 Normal Retirement Date. The Normal Retirement Date of a Participant shall be his or her 65th birthday or, if earlier, the date on which the Participant has attained age fifty (50) and completed seven (7) Years of Service. Upon attainment of his or her Normal Retirement Date, a Participant shall have a nonforfeitable right to 100% of his or her Account.